UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2014

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

3000 Riverchase Galleria, Suite 1700

Birmingham, Alabama 35244

(205) 745-2000

(Registrant’s address, including zip code, and telephone number, including area code, of principal executive offices)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Walter Energy, Inc. (the “Company”) has commenced a process to amend its credit facility in order to increase its financial flexibility.  The proposed amendments to the credit facility would, among other things, permit the Company to repay the existing term loan A facility without making a pro rata repayment to the existing term loan B facility.  The amendment would provide that upon refinancing of the entire existing term loan A (and subject to a minimum amount of the new financing being raised in a form other than first lien debt, which could include second lien and/or convertible debt), certain covenants would be amended and certain covenants would be eliminated.

The Company intends at some point following the amendment process to refinance its existing term loan A facility. There is no assurance that any of  these  transactions will be consummated.

The securities to be offered will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements

This Current Report contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed refinancing of the Company’s debt, including those regarding the proposed use of proceeds therefrom. These forward-looking statements are made only as of the date of this report and are based on management’s current expectations, assumptions, plans and beliefs. They involve risks and uncertainties that could cause actual future results, performance or developments to differ materially from those described in or implied by such forward-looking statements. Certain factors that could cause actual events not to occur as expressed in the forward-looking statements include, but are not limited to, the failure by the Company to successfully consummate the proposed financing transactions. Other potential risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in subsequent reports and other documents filed with the Securities and Exchange Commission from time to time. The Company assumes no obligation to update the forward-looking information except as may be required by law. Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company’s management. Inclusion of such forward-looking statements herein should not be regarded as a representation by the Company that the statements will prove to be correct.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: March 10, 2014	By:	/s/ Earl H. Doppelt
Earl H. Doppelt, Executive Vice President,
General Counsel and Secretary